Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

On January 27, 2014, Boston Properties, Inc.'s Compensation Committee approved the 2014 multi-year, long-term incentive program (the "2014 MYLTIP") awards under Boston Properties, Inc.'s 2012 Plan to certain officers and employees of Boston Properties, Inc. The 2014 MYLTIP awards utilize TRS over a three-year measurement period, on an annualized, compounded basis, as the performance metric. Earned awards will be based on Boston Properties, Inc.'s TRS relative to (i) the Cohen & Steers Realty Majors Portfolio Index (50% weight) and (ii) the NAREIT Office Index adjusted to exclude Boston Properties, Inc. (50% weight). Earned awards will range from zero to a maximum of approximately $40.2 million depending on the Boston Properties, Inc.'s TRS relative to the two indices, with four tiers (threshold: approximately $6.7 million; target: approximately $13.4 million; high: approximately $26.8 million; exceptional: approximately $40.2 million) and linear interpolation between tiers. Earned awards measured on the basis of relative TRS performance are subject to an absolute TRS component in the form of relatively simple modifiers that (A) reduce the level of earned awards in the event Boston Properties, Inc.'s annualized TRS is less than 0% and (B) cause some awards to be earned in the event Boston Properties, Inc.'s annualized TRS is more than 12% even though on a relative basis alone Boston Properties, Inc.'s TRS would not result in any earned awards.
Earned awards (if any) will vest 50% on February 3, 2017 and 50% on February 3, 2018, based on continued employment. Vesting will be accelerated in the event of a change in control, termination of employment by Boston Properties, Inc. without cause, termination of employment by the award recipient for good reason, death, disability or retirement. If there is a change of control prior to February 3, 2017, earned awards will be calculated based on TRS performance up to the date of the change of control. The 2014 MYLTIP awards are in the form of LTIP Units issued on the grant date which (i) are subject to forfeiture to the extent awards are not earned and (ii) prior to the performance measurement date are only entitled to one-tenth (10%) of the regular quarterly distributions payable on common partnership units.
Under the Financial Accounting Standards Board's Accounting Standards Codification (“ASC”) 718 “Compensation-Stock Compensation” the 2014 MYLTIP awards have an aggregate value of approximately $13.1 million, which amount will generally be amortized into earnings over the four-year plan period under the graded vesting method.
On January 31, 2014, Boston Properties, Inc. issued 21,455 shares of restricted common stock and the Company issued 109,718 LTIP units under the 2012 Plan to certain employees of Boston Properties, Inc.
On January 31, 2014, the measurement period for the Company’s 2011 OPP Awards expired and Boston Properties, Inc.’s TRS performance was not sufficient for employees to earn and therefore become eligible to vest in any of the 2011 OPP Awards. As a result, the Company accelerated the then remaining unrecognized compensation expense totaling approximately $1.2 million. Accordingly, all 2011 OPP Awards were automatically forfeited and the Company repaid employees an amount equal to $0.25 (which is equal to what they paid upon acceptance of the award) multiplied by the number of 2011 OPP Awards they received.

On February 10, 2014, the Company completed and fully placed in-service The Avant at Reston Town Center development project comprised of 359 apartment units and retail space aggregating approximately 355,000 square feet located in Reston, Virginia.

On February 18, 2014, the Company repaid at maturity the $747.5 million aggregate principal amount outstanding of its 3.625% Exchangeable Senior Notes due 2014 plus accrued and unpaid interest thereon.